UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            May 8, 2008

Covance Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12213	22-3265977
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

210 Carnegie Center, Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code                   609-452-4440

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(1)                                               On May 8, 2008, the Shareholders of Covance Inc. (“Covance”) approved the 2008 Non-Employee Directors Stock Option Plan (“DSOP”).

The Plan provides that on the first business day of each year, each non-employee Director shall receive an annual grant of such number of options, not to exceed 2,800, as determined by the Board of Directors on or prior to such date.  The options will have an exercise price equal to the closing price of Covance Common Stock on the date of grant.  The options will have a ten-year term and will vest ratably over a three-year period. The number of shares available for grant under the DSOP shall be up to 200,000.

The DSOP is filed as an Exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

(2)                                               On May 8, 2008, the Board of Directors of Covance Inc. (“Covance”) adopted an amendment to the Restricted Unit Plan for Non-Employee Members of the Board of Directors of Covance Inc. (the “Plan”).  The amendment provides that awards made to Directors who retire with the consent of the Board shall vest and shall not be forfeited.

                                                             The Amended and Restated Restricted Unit Plan is filed as an Exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(3)                                               On May 8, 2008, Mr. Joseph C. Scodari was elected to the Board of Directors of Covance Inc.

A press release dated May 8, 2008 announcing Mr. Scodari’s election is filed as an Exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1                         2008 Non-Employee Directors Stock Option Plan

10.2                         Amended and Restated Restricted Unit Plan for Non-Employee Members of the Board of Directors of Covance Inc.

99.1                         Press release of Covance Inc. dated May 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANCE INC.

Date: May 12, 2008	/s/ William E. Klitgaard
	Name:	William E. Klitgaard
	Title:	Corporate Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	2008 Non-Employee Directors Stock Option Plan

10.2	Amended and Restated Restricted Unit Plan for Non-Employee Members of the Board of Directors of Covance Inc.

99.1	Press release of Covance Inc. dated May 8, 2008